UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 5, 2008
AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	760753089
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)
805 Las Cimas Parkway Suite 400
Austin, TX 78746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 732-1000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     American Campus Communities, Inc. has amended its 2004 Incentive Award Plan, effective as of March 5, 2008 to modify the settlement date of restricted stock units issued thereunder. Such amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing summary description of such amendment is qualified in its entirety by reference to such amendment.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits
     The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2008	AMERICAN CAMPUS COMMUNITIES, INC.
	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Amendment No. 2 to American Campus Communities, Inc. 2004 Incentive Award Plan, dated as of March 5, 2008.

3